Exhibit 10.3

SECOND SUPPLEMENTAL AGREEMENT

(English Translation)

PARTIES

Party A:

  Shaowen Fan, Chinese National ID Number: 51010319530317097X
  Address: 10 University Road, Building 7, Unit 2, #5, Wuhou District, Chendu

  Aimin Chen, Chinese National ID Number: 510103195503280962
  Address: 9 Guanghua Street, Unit 2, #7, Jinjiang District, Chendu

  Aiguo Chen, Chinese National ID Number: 510202195304160027
  Address: 11 Linshi Xiang, #5 (1-2), Yuzhong District, Chongqing

  Gang Yang, Chinese National ID Number: 512901196405130415
  Address: 16 Guojiaqiaozheng Street, Building 1, 9th Floor, #4, Wuhou District, Chendu

Party B:

  LOGIC EXPRESS LTD ("Logic")
  Address: Drake Chambers, Road Town, Tortola, British Virgin Islands
  Authorized Representative: Chaoming Zhao, Chief Executive Officer

Party C:

  Chongqing Dalin Biologic Technology Co., Ltd. ("Dalin")
  Address: Room 1-2, Unit 5, No. 11, Lingshi Street, Yuzhong District, Chongqing
  Legal Representative: Shaowen Fan
  Title: Chairman of Board of Directors

WHEREAS on September 26, 2008, Logic entered into an equity transfer agreement (the "Equity Transfer Agreement") with Dalin and Party A, pursuant to which Logic was obligated to complete the due diligence process (the "Due Diligence") within thirty days following the execution of the Equity Transfer Agreement. On November 3, all parties entered into a Supplement Agreement to extend the deadline for due diligence to November 14, 2008. As of the date of this Agreement, the Due Diligence has not been completed.

NOW THEREFORE the Parties to this Agreement, through amicable consultation based on the principle of mutual cooperation and benefit, hereby agree as the follows:

1. The Parties agreed that the completion date of the Due Diligence has been extended to November 30, 2008;

2. Party A and Party C will use their best efforts to corporate with Logic to complete all outstanding matters;

3. Mr. Shaowen Fan has requisite authorization from Party A to enter into this Agreement on behalf Party A; and

4. This Agreement shall have the same legal binding force with the Equity Transfer Agreement.

This Agreement is made in three copies with one copy for each party. The Agreement shall be effective upon the execution by each party.

Party A:

By: /s/ Shaowen Fan
      Shaowen Fan

Party B:

LOGIC EXPRESS LTD.

By: /s/ Chaoming Zhao
       Chaoming Zhao

Party C:

Chongqing Dalin Biologic Technology Co., Ltd

By: /s/ Shaowen Fan
      Shaowen Fan

Date: November 14, 2008